Provisions	12 Months Ended
Dec. 31, 2022
Disclosure of other provisions [abstract]
Provisions	Provisions and contingent liabilities

	12/31/2022	12/31/2021
Provision for legal and administrative proceedings	28,118	21,682
Provision for expected credit losses on loan commitments (i)	29,331	31,166
Total	57,449	52,848

(i)    Inter recognizes expected losses for financial assets on loan commitments that include both a used component and an unused loan commitment component. To the extent that the combined value of expected credit losses exceeds the gross carrying amount of the financial asset, the remaining balance is presented as a provision.
Provisions for legal and administrative proceedings
a.Provisions
The legal entities in Inter, in the normal course of their activities, are parties to tax, social security, labor and civil lawsuits. The respective provisions were made taking into account the laws in force, the opinion of legal advisors, the nature and complexity of the cases, case law, past loss experience and other relevant criteria that allow the most adequate estimate.
i.Labor lawsuits
These are lawsuits filed seeking to obtain indemnities of a labor nature. Amounts provisioned are related to processes in which alleged labor rights are discussed, such as overtime and salary equalization. On an individual basis, amounts provided for labor lawsuits are not significant.
ii.Civil lawsuits
The majority of lawsuits refer to indemnities for material and moral damages related to the Group’s products, such as payroll deductible loans, in addition to declaratory and remedial actions, compliance with the limit of a 30% deduction from a borrower's salary, presentation of documents and adjustment actions.
Changes in provisions

	Labor	Civil	Tax	Total
Balance on December 31, 2021	3,312	18,370	—	21,682
(+) Constitution / increase in provision	1,029	24,902	—	25,931
Payment	(553)	(18,942)	—	(19,495)
Balance on December 31, 2022	3,788	24,330	—	28,118

Balance on December 31, 2020	3,173	16,423	1,017	20,613
(+) Constitution / increase in provision	1,601	17,401	—	19,002
Payment	(1,462)	(15,454)	(1,017)	(17,933)
Balance on December 31, 2021	3,312	18,370	—	21,682
b.Contingent tax liabilities classified as possible losses
Income tax and social contribution on net income – IRPJ and CSLL
On August 30, 2013, a tax assessment notice was issued (referring to some expenses considered as non-deductible) requiring the payment of amounts of income tax and social contribution related to the calendar years 2008 to 2009. As of December 31, 2022, these amounted to R$29,963 (2021: R$63,805).
COFINS
Inter is discussing its COFINS obligations from 1999 to 2008 in court, due to the Federal Revenue Service's understanding that financial revenues should be included in the calculation basis of this contribution. Inter has a Federal Supreme Court decision, dated December 19, 2005, granting the right to collect COFINS based only on the revenue from services rendered, instead of the total revenue that would include financial revenues. During the period from 1999 to 2006, Inter made judicial deposits and/or made the payment of the obligation. In 2006, through a favorable decision by the Supreme Federal Court and the express consent of the Federal Revenue Service, Inter's judicial deposit was released. Additionally, the authorization to use the credits, for amounts previously overpaid, against current obligations, was homologated without challenge by the Federal Revenue Service on May 11, 2006.

Process type	12/31/2022	12/31/2021
Infraction Notice	17,896	17,896
Action for the annulment of a tax debt	29,626	21,239
Collection Letter	1,254	1,254
Clearing Statement	3,496	4,863
Total	52,272	45,252